UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Dreman/Claymore Dividend & Income Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

SemiAnnual Report

April 30, 2007
(Unaudited)

Dreman/Claymore Dividend & Income Fund

DCS

DREMAN
VALUE MANAGEMENT, LLC

CLAYMORE®

www.dremanclaymore.com

...  your path to the LATEST,

most up-to-date INFORMATION about the

Dreman/Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.dremanclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

David N. Dreman

Dear Shareholder |

We thank you for your investment in the Dreman/Claymore Dividend & Income Fund (“DCS”

or the “Fund”). This report covers performance for the six-months ended April 30, 2007.

As you may know, the Fund’s investment objective is to construct and manage a portfolio of investments that provide a high level of current income with a secondary objective of capital appreciation. The Investment Manager manages with the goal of taking advantage of the favorable tax rates on qualified dividend income. The basis for our security selection process comes from Dreman Value Management’s contrarian value philosophy of investing, which focuses on what we believe to be quality companies trading at attractive valuations relative to the market. Since many of the income-oriented securities in the portfolio are sensitive to changes in interest rates, we frequently employ hedging techniques to balance the impact on return of rising or falling interest rates. We believe that this defensive value-oriented style of investing has good potential to provide investors attractive risk-adjusted returns in a wide variety of market conditions.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. The Fund’s market price return for the six-months ended April 30, 2007, was 5.64%. This reflects a market price of $22.15 at the close of the period versus $21.61 on October 31, 2006. On an NAV basis, the Fund returned 4.84% for the six-month period, which reflects a change in NAV to $24.39 on April 30, 2007 from $23.91 at the start of the period. In comparison, the S&P 500 Index returned 8.60% for the six-month period ended April 30, 2007. The Fund’s market price discount to NAV narrowed over the last six months to approximately 9.2% as of April 30, 2007, compared to a market price discount to NAV of 9.6% on October 31, 2006.

During the six-month period ended April 30, 2007, the Fund declared two quarterly dividends of $0.325 each. Subsequently, another dividend of $0.325 was declared on May 1, 2007. The current dividend rate represents an annualized distribution rate of 5.87% based upon the closing market price of $22.15 on April 30, 2007. Given the Fund’s tax characteristics for the 2006 calendar year, this rate represents a tax-advantaged distribution rate of 7.48% for an individual shareholder subject to the maximum federal income tax rate of 35%. The final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

SemiAnnual Report | April 30, 2007 | 3

DCS | Dreman/Claymore Dividend & Income Fund | Dear Shareholder continued

We are pleased that the Fund’s discount to NAV narrowed during the period. However, we believe the current discount continues to represent a compelling opportunity for investors, as common shares of the Fund are available in the market at prices significantly below the value of the securities in the underlying portfolio. When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective method to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 24 of this report. We provide a detailed discussion of the Fund’s performance over the last six months in the Questions & Answers section of the report. You’ll find information on the overall market environment, a discussion of which sectors and securities contributed and detracted from the Fund’s performance and a summary of our contrarian value investment philosophy in that section, which begins on page 5 of this report.

We thank you for your continued investment in the Fund and we are honored that you have chosen the Dreman/Claymore Dividend & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.dremanclaymore.com

Sincerely,

David N. Dreman

Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and

Trustee of the Dreman/Claymore Dividend & Income Fund

May 25, 2007

4 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

Questions & Answers |

David N. Dreman leads the management team of the Dreman/Claymore Dividend & Income Fund (the “Fund”). Dreman is the Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC (“DVM”). In the following interview he shares his thoughts on the equity market and the Fund’s performance for the six-month period ended April 30, 2007

How did the U.S. equity market perform over the last six months?

Except for a period of weakness in late February and early March, equity markets were quite strong over the last six months. In fact, by the end of April, most indices were near their all-time highs. The Standard & Poor’s 500 Index (“S&P 500”), which is generally regarded as a good indicator of the broad stock market, returned 8.60% for the period.

The market’s strength during the period was broadly based, encompassing large-cap and small-cap issues and both growth and value stocks. While the difference between returns of growth and value stocks was not as great as it has been in some periods, large-cap value stocks – such as those in which the Fund invests – generally performed better than large-cap growth stocks. The Russell 1000® Value Index returned 9.79%, while the Russell 1000® Growth Index returned 8.42%. In contrast, among small-cap stocks, as measured by the Russell 2000® Index and the Russell 2000® Growth and Value Indices, growth stocks were stronger than value stocks.

How did the Fund perform in this market environment?

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the six-month period ending April 30, 2007, the Dreman/Claymore Dividend & Income Fund (the “Fund”) produced total returns of 4.84% and 5.64% based on NAV and market price, respectively.

We believe these returns are consistent with the Fund’s investment objective, which is to provide its common shareholders with a high level of current income with a secondary objective of capital appreciation. We seek to manage the Fund to take advantage of the favorable tax rates on qualified dividend income. Equity securities are selected based on our contrarian value investment philosophy, as we try to take advantage of market inefficiencies and investor over-reaction to perceived negatives affecting solid companies. We consider this a defensive style of investing, as many of the securities in which we invest are, in our opinion, currently undervalued in the market. The Fund’s sector positioning adds a further measure of defensiveness. For example, as of April 30, 2007, the Fund had a significantly greater weight than the S&P 500 Index in the consumer staples sector, which tends to experience fairly stable demand regardless of economic conditions. The Fund also held a much smaller weight than the index in economically sensitive sectors such as materials and industrials. In order to help satisfy the Fund’s income requirement, we hold positions in utility stocks, preferred stocks and

SemiAnnual Report | April 30, 2007 | 5

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

corporate bonds. To help reduce the interest rate sensitivity of these securities, we have taken a short position in Treasury bond futures. If interest rates rise, possibly pushing the prices of these income-oriented securities down, the loss should be offset through a gain on the short position. This would benefit the portfolio further as it would allow us the flexibility to purchase higher yielding instruments with the gain on the hedge. The Fund also has a partial hedge in place to help protect against the impact of rising short-term interest rates paid on its AMPS (Auction Market Preferred Shares) that are used as a means to leverage the portfolio. We believe our style of investment, with a combination of defensive elements, has good potential to provide investors solid returns from a combination of income and capital appreciation in a wide variety of market conditions.

The Fund’s total return for the one-year period ended April 30, 2007 was 14.04% based on NAV and 23.37% based on market price. For the period from the Fund’s inception on January 27, 2004 through April 30, 2007, the Fund generated an average annualized total return of 14.10% based on NAV and 9.76% based on market price, compared to a 15.30% total return for the Russell 1000® Value Index and a 10.27% total return for the S&P 500.

The Fund’s market price discount to NAV narrowed over the last six months to approximately 9.2% as of April 30, 2007, compared to a market price discount to NAV of 9.6% on October 31, 2006.

In evaluating the Fund’s performance, and especially when comparing performance to equity indices such as the S&P 500 and the Russell 1000® Value Index, it is important to remember that this is not a typical equity fund. Almost a third of the Fund’s net assets are in corporate bonds, convertible preferred stocks, and preferred stocks, which are held because of the high level of qualified dividend income they provide. (Qualified dividend income is taxed at a more favorable rate than other types of investment income.) The returns of corporate bonds and preferred stocks tend to be less volatile than those of equities and therefore can be expected to provide lower rates of total return than equities over the long run. (Volatility is a measure of the extent to which the price of a financial asset fluctuates.)

Will you remind us of your process for selecting portfolio securities?

The portfolio’s investment goal of providing a high level of income from qualified dividend income is central to investment selection. We choose stocks based on our contrarian value philosophy, which is based on our belief that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that we feel are trading below their intrinsic values, with prices that are low relative to their earnings (P/E – the most common measure of how expensive a stock is) book value (P/B) and cash

6 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

flow (P/CF). Typically, such companies have provided potential for above-market returns over time. We base our stock selection on fundamental “bottom-up” analysis – a process of evaluation that accounts for the individual merits of each stock. While our disciplined process has generated favorable results over time, there is no guarantee that the perceived intrinsic value we see in individual securities will be realized.

Which trends or investment decisions most helped the Fund’s performance and why

In prior periods, the Fund’s concentration in tobacco stocks has contributed significantly to performance, and these stocks continued to move up over the last six months. Our two largest holdings as of April 30, 2007 were Altria Group, Inc., (9.3% of long-term investments) and UST (7.6% of long-term investments), Inc. Altria Group owns the domestic and international tobacco business of Philip Morris International as well as other non-tobacco assets. UST is the leader in smokeless tobacco in the United States. These tobacco stocks have great brands and we believe that they continue to provide good value, especially in light of recent court rulings in liability lawsuits, some of which have been more favorable than had been anticipated. However, since the stock prices have risen, their dividend yields are not as high as they were in the past. Accordingly, we have reduced our holdings somewhat. As anticipated, Altria spun off Kraft, Inc. to shareholders at the end of March 2007; we have sold the Kraft shares received.

We have held a significant position in energy stocks for some time because we believe that worldwide demand for energy is growing faster than supply and that energy prices will therefore remain high. Energy stocks were major contributors to performance in prior periods, but were essentially neutral over the last six months. However, the Fund’s largest energy holding, ConocoPhillips (3.2% of long-term investments), performed quite well over the period. In order to generate the level of income appropriate for this Fund, a number of our energy holdings are Canadian income trusts with energy-related operations. Income trusts are publicly-traded entities whose interests in oil or gas fields are traded on securities exchanges like shares of corporate stock. Due to their structure, the income generated by these trusts is often treated as qualified dividend income. Stocks of several of the Canadian income trusts we hold, including ARC Energy Trust, Bonavista Energy Trust, Fairborne Energy Trust and Harvest Energy Trust (0.4%, 0.4%, 0.3% and 0.6% of long-term investments, respectively), dropped sharply last October in response to a proposed change in Canadian tax law that would change the tax treatment accorded to Canadian income trusts, in essence raising the amount of taxes to be paid on these investments. Most of these securities have since seen their price rebound. The outcome of this proposal, which would, if enacted, take effect in 2011, remains unclear. We believe it makes sense to maintain these investments, as they continue to provide good income and potential growth for the Fund.

SemiAnnual Report | April 30, 2007 | 7

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

Which areas of the Fund hurt performance during the period?

The Fund’s greatest concentration was in the financial sector and this positioning detracted from performance over the last six months. Two large holdings, Freddie Mac (7.4% of long-term investments) and Washington Mutual, Inc. (3.4% of long-term investments) dropped sharply in the first quarter of 2007 on investor concerns about the profitability of their mortgage businesses in a weakening housing market. Although these companies are, in our view, financially sound and their exposure to mortgages of less credit-worthy borrowers who are likely to default is minimal, the stocks declined significantly because of the problems experienced by weaker mortgage lenders. We believe that these strong companies will increase market share as the marginal players exit the business, and we are maintaining our positions. While these stocks did not provide positive total returns during this period, their relatively high dividends added to current income.

Another detractor was Bank of America Corp. (2.8% of long-term investments), which dropped despite strong earnings reports; although this bank has a minimal position in sub-prime mortgages, investors may be concerned about the strength of its large consumer banking business. We have recently changed the structure of our positioning in the financial sector to achieve better diversification, adding to holdings in regional banks, including Regions Financial Corp., U.S. Bancorp. and Wachovia Corp. (1.0%, 1.0% and 1.3% of long-term investments, respectively).

Please tell us about the Fund’s distributions during the period

During the six-month period, the Fund declared two quarterly dividends of $0.325 each. Subsequently, another dividend of $0.325 was declared on May 1, 2007. The current dividend rate represents an annualized distribution rate of 5.87% based upon the closing market price of $22.15 on April 30, 2007. This compares to a dividend yield of approximately 1.7% on the S&P 500.

Given the Fund’s tax characteristics for the 2006 calendar year, the Fund’s current dividend rate represents a tax-advantaged distribution rate of 7.48% for an individual shareholder subject to the maximum federal income tax rate of 35%. The final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

Are there any special techniques you use to enhance the Fund’s income?

We occasionally use a technique called dividend recapture, which involves purchasing a stock with a high dividend or one that has announced a special dividend just before the ex-dividend date. Theoretically the price

8 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

of a stock should drop by the amount of the dividend on the day after the ex dividend date, since investors who buy on that day will not receive the dividend. We will often write a call option against a stock purchased for dividend recapture, generating income from the option writing premium. We will typically hold a stock purchased for dividend recapture for slightly more than 60 days, and then repeat the process with another stock. Dividend recapture added marginally to income over the last six months.

The Fund also invests in corporate bonds, which represented 1.2% of long-term investments as of April 30, 2007, which, of course, have higher yields than most stocks. Since bond interest does not qualify for the favorable tax treatment that dividends do, we generally try to limit bond income to an amount sufficient to pay the Fund’s expenses.

Would you explain the Fund’s leverage strategy?

Like many of its peers, the Fund utilizes leverage (borrowing) as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Over the last six months, borrowings were approximately 28% of the Fund’s managed assets. In executing this strategy, the Fund issued short-term AMPS (Auction Market Preferred Shares), which are essentially short-term notes. Because the Fund has a AAA credit rating, it is possible to borrow at a very low interest rate. A leveraged portfolio, of course, results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. However, we employed a hedge on approximately 35% of the Fund’s AMPS over this period to lock in the interest rate, protecting against the possibility of rising rates, thereby increasing the defensiveness of the portfolio. Over the last six months, steady short-term interest rates meant that the Fund’s cost of leverage remained stable. We will continue to employ our leverage strategy as long as we believe there is a benefit to doing so.

What is your outlook for the markets and the Fund in the coming months?

After three years of above-trend growth, the US economy seems to have shifted to a pace near or slightly below most estimates of its long-term potential. History indicates that economies go through periods of expansion and contraction and any slowing in economic growth tends to result in less robust equity markets. We urge investors to take a long-term view and avoid reacting to the fluctuations that are unavoidable when investing in stocks and bonds. We have confidence that our contrarian value investing philosophy can help shareholders achieve better risk-adjusted returns than

SemiAnnual Report | April 30, 2007 | 9

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

the broader market over time through a combination of current income and capital appreciation. We believe that our defensive style of investing is likely to prove particularly rewarding for investors if a reduced rate of economic growth produces increased volatility or general weakness in the equity market.

DCS Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Risks and considerations include, but are not limited to: Hedging Risk; Not a Complete Investment Program; Market Discount Risk; Equity Risk; Special Risks Related to Preferred Securities; Income Risk; Value Investing Risk; Fund Distribution Risk; Interest Rate Risk; Inflation Risk; Foreign Securities; Non-diversified Status; Industry Concentration Risk; Lower-Rated Securities; Financial Leverage; Management Risk; Dependence on Key Personnel; Anti-Takeover Provisions; Illiquid Securities; Common Stock Risk; Special Risks of Derivative Transactions and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income. Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund before they invest.

10 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

Fund Summary | As of April 30, 2007 (unaudited)

Fund Statistics
Share Price	$22.15
Common Share Net Asset Value	$24.39
Premium/Discount to NAV	-9.18%
Net Assets Applicable to Common Shares ($000)	$1,107,400

Total Returns
(Inception 1/27/04)	Market	NAV
Six Months	5.64%	4.84%
One Year	23.37%	14.04%
Since Inception – average annual	9.76%	14.10%

Sector Breakdown	% of Long-Term Investments
Financials	46.5%
Consumer Staples	21.3%
Energy	14.0%
Health Care	8.5%
Utilities	4.4%
Investment Companies	2.6%
Telecommunications	1.2%
Information Technology	0.3%
Other	1.2%

Industry Breakdown	% of Long-Term Investments
Tobacco	19.8%
Thrifts & Mortgage Finance	16.0%
Commercial Banks	15.2%
Oil & Gas	14.6%
Pharmaceuticals	7.7%
Diversified Financial Services	6.6%
Insurance	4.8%
Electric Utilities	3.8%
Real Estate & Real Estate Investment Trusts	2.6%
Investment Companies	2.6%
Diversified Telecommunication	1.2%
Health Care Providers & Services	1.1%
Other	4.0%

Past performance is not a guarantee of future results. Portfolio information is subject to change.

Share Price & NAV Performance

Portfolio Composition (% of Total Investments)

Top Ten Issuers	% of Long-Term Investments
Altria Group Inc.	9.3%
UST, Inc.	7.6%
Freddie Mac	7.4%
Pfizer, Inc.	6.0%
Washington Mutual, Inc.	3.4%
Fannie Mae	3.4%
ConocoPhillips	3.2%
Bank of America Corp.	2.8%
Universal Corp.	2.5%
Prudential PLC	2.1%

SemiAnnual Report | April 30, 2007 | 11

DCS | Dreman/Claymore Dividend & Income Fund

Portfolio of Investments | April 30, 2007 (unaudited)

Number of Shares		Value
	Long-Term Investments – 135.9%
	Common Stocks – 93.8%
	Consumer Discretionary – 0.2%
123,700	Regal Entertainment Group – Class A	$2,690,475

	Consumer Staples – 24.3%
2,037,500	Altria Group Inc (a)	140,424,500
100,000	Dean Foods Co. (e)	3,643,000
135,000	Domino’s Pizza, Inc.	4,353,750
2,096,500	UST, Inc. (a)	113,966,476
349,650	Vector Group Ltd.	6,381,113

		268,768,839

	Energy – 19.0%
163,800	Anadarko Petroleum Corp.	7,642,908
116,600	Apache Corp.	8,453,500
288,700	ARC Energy Trust (Canada)	5,675,842
150,000	Baytex Energy Trust (Canada)	2,850,000
192,500	Bonavista Energy Trust (Canada)	5,420,800
43,800	BP Prudhoe Bay Royalty Trust	2,817,654
303,400	Chevron Corp.	23,601,486
686,200	ConocoPhillips (a)	47,587,970
1,060,900	Crescent Point Energy Trust (Canada)	18,067,127
336,000	Devon Energy Corp (a)	24,484,320
100,000	Double Hull Tankers, Inc. (Channel Islands)	1,593,000
361,200	Enerplus Resources Fund (Canada)	15,712,200
654,300	Fairborne Energy Trust (Canada)	5,090,454
100,000	Focus Energy Trust (Canada)	1,698,000
325,000	Harvest Energy Trust (Canada)	9,022,000
131,500	Pengrowth Energy Trust (Canada)	2,271,005
685,000	Penn West Energy Trust (Canada)	20,515,750
100,800	San Juan Basin Royalty Trust	3,237,696
91,800	Vermilion Energy Trust (Canada)	2,791,638
95,200	W.P. Stewart & Co. (Bermuda)	973,896
57,500	Williams Coal Seam Gas Trust	642,850

		210,150,096

	Financials – 31.9%
99,400	Allstate Corp.	6,194,608
344,600	American Home Mortgage Investment Corp., REIT	8,539,188
250,600	Apollo Investment Corp.	5,505,682
818,300	Bank of America Corp. (a)	41,651,470
100,000	Crystal River Capital, Inc., REIT	2,627,000
750,000	Cypress Shapridge Investments, Inc. (b) (e)	7,687,500
1,712,200	Freddie Mac (a)	110,916,316
68,600	Hartford Financial Services Group, Inc.	6,942,320
163,900	JER Investors Trust, Inc., REIT	2,886,279
724,800	KeyCorp.	25,860,864
277,900	KKR Financial Corp., REIT	7,422,709
282,100	Newcastle Investment Corp., REIT	8,240,141
233,600	PNC Financial Services Group, Inc.	17,309,760
415,000	Regions Financial Corp.	14,562,350
448,600	U.S. Bancorp	15,409,410
348,300	Wachovia Corp. (a)	19,344,582
1,232,800	Washington Mutual, Inc. (a)	51,752,944

		352,853,123

	Healthcare – 11.5%
432,400	Eli Lilly & Co.	25,567,812
3,423,100	Pfizer, Inc. (a)	90,575,226
211,400	UnitedHealth Group, Inc. (a)	11,216,884

		127,359,922

	Industrials – 0.1%
56,800	Eagle Bulk Shipping, Inc. (Marshall Island)	1,279,136

	Information Technology – 0.5%
5,000,000	Freescale Semiconductor, Inc. (b)	5,075,000

	Telecommunications – 1.7%
107,000	Alaska Communications Systems Group, Inc.	1,701,300
429,500	AT&T, Inc.	16,630,240

		18,331,540

	Utilities – 4.6%
361,900	Empire District Electric Co.	8,938,930
317,200	Great Plains Energy, Inc.	10,353,408
267,878	Integrys Energy Group, Inc.	15,027,928
345,600	Progress Energy, Inc.	17,470,080

		51,790,346

	Total Common Stocks – 93.8% (Cost $849,971,378)	1,038,298,477

	Preferred Stocks – 32.2%
	Consumer Discretionary – 0.2%
81,250	Red Lion Hotels Capital Trust, 9.500%	2,158,000

	Consumer Staples – 4.6%
140,000	Dairy Farmers of America, 7.875% (b)	14,420,000
25,000	Universal Corp., 6.750%	37,043,750

		51,463,750

	Financials – 26.0%
7,000,000	Abbey National Capital Trust I, 8.963% (c)	9,297,407
200,000	ABN AMRO Capital Fund Trust VII, 6.080%	4,976,000
80,000	AEGON N.V., 6.875% (Netherlands)	2,118,400
200,000	Affordable Residential, Series A, 8.250%	4,950,000
33,400	Arch Capital Group, Ltd., 7.875% (Bermuda)	881,426
340,000	Arch Capital Group, Ltd., 8.000% (Bermuda)	9,061,000
20,000	Aspen Insurance Holdings Ltd, 7.401% (Bermuda) (c)	514,000
218,100	Axis Capital Holdings Ltd., Series A, 7.250% (Bermuda)	5,659,695
50,000	Axis Capital Holdings Ltd., Series B, 7.500% (Bermuda) (c)	5,421,875
80,000	Banco Santander, Series 1, 6.410% (Spain)	2,040,000
10,000,000	Barclays Bank PLC, 8.550% (United Kingdom) (b) (c)	11,213,160
11,000,000	CA Preferred Funding Trust, 7.000%	11,208,263

See notes to financial statements.

12 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

Number of Shares		Value
189,300	Chevy Chase Bank, Series C, 8.000%	$5,003,199
310,000	CIT Group, Inc., Series A, 6.350%	8,056,900
300,000	Deutsche Bank Capital Funding Trust VIII, 6.375%	7,680,000
1,000	Doral Financial Corp., Series B, 8.350% (Puerto Rico)	15,250
8,660	Doral Financial Corp., Series C, 7.250% (Puerto Rico)	113,013
412,000	Endurance Specialty Holdings, Ltd., 7.750% (Bermuda)	10,955,080
200,000	Fannie Mae, Series E, 5.100%	9,481,260
80,000	Fannie Mae, Series O, 7.015% (c)	4,225,000
200,000	First Republic Bank, 6.700%	5,100,000
50,000	Franklin Bank Corp., Series A, 7.500%	1,300,000
100,000	Freddie Mac, Series O, 5.810%	5,141,000
25,000	Freddie Mac, Series T, 6.420%	1,345,125
80,000	Goldman Sachs Group, Inc., 6.200%	2,052,800
5,000,000	HCA Inc., 9.250% (b)	5,462,500
7,042,000	HSBC Capital Funding LP, 10.176% (Channel Islands) (b) (c)	10,281,637
12,840,000	HSBC Capital Funding LP, 9.547% (Channel Islands) (b) (c)	14,410,679
100,000	HSBC Holdings PLC, Series A, 6.200% (United Kingdom)	2,534,000
140,500	Lehman Brothers Holdings, Inc., Series F, 6.500%	3,658,620
2,000,000	Lloyds TSB Bank PLC, 6.900% (United Kingdom)	2,007,320
80,000	LTC Properties, Inc., Series F, 8.000%	2,040,000
50,000	MetLife, Inc., Series B, 6.500%	1,316,000
100,000	Morgan Stanley, Series A, 6.074% (c)	2,620,000
245,000	Odyssey Re Holdings Corp., Series A, 8.125%	6,367,550
152,100	Odyssey Re Holdings Corp., Series B, 8.610% (c)	4,004,793
13,354,000	Old Mutual Capital Funding, 8.000% (Channel Islands)	13,872,135
400,000	OMEGA Healthcare, Series D, 8.375%	10,356,000
31,000,000	Prudential PLC, 6.500% (United Kingdom)	31,270,971
6,400,000	RBS Capital Trust, Series B, 6.800%	6,458,732
5,750,000	Royal Bank Of Scotland Group PLC, 7.648% (United Kingdom) (c)	6,705,569
12,000,000	Royal Bank Of Scotland Group PLC, Series 1, 9.118% (United Kingdom), ADR	13,247,472
100,000	Santander Finance Preferred SA Unipersonal, 6.800% (Spain) (b)	2,546,880
577,400	Scottish Re Group Ltd., 7.250% (Cayman Islands) (c)	12,991,500
6,775,000	UBS Preferred Fund, 8.622% (c)	7,483,746

		287,445,957

	Utilities – 1.4%
80,000	Alabama Power Co., 5.300%	1,942,400
120,000	PPL Electric Utilities Corp., 6.250%	3,161,256
385,500	Southern Union Co., 7.550%	9,926,625

		15,030,281

	Total Preferred Stocks – 32.2% (Cost $341,566,307)	356,097,988

	Convertible Preferred Stocks – 4.6%
	Financials – 4.6%
505	Fannie Mae, 5.375% (Cost $49,831,000)	51,303,960

	Investment Companies – 3.6%
116,000	Cohen & Steers REIT and Preferred Income Fund	3,502,040
246,200	Evergreen Income Advantage Fund	3,619,140
222,600	Hyperion Total Return Fund	2,021,208
190,000	Nuveen Preferred and Convertible Income Fund 2	2,648,600
161,200	Nuveen Quality Preferred Income Fund II	2,356,744
272,200	Pioneer High Income Trust	4,913,210
138,500	Spdr Trust Series 1	20,538,165

	Total Investment Companies (Cost $39,312,301)	39,599,107

Principal Amount		Value
	Corporate Bonds – 1.2%
	Financials – 0.7%
$ 2,000,000	Preferred Term Securities XI Ltd., NR
	6.70%, 9/24/33 (b) (c)	1,473,900
3,000,000	Preferred Term Securities XIX Ltd., NR
	6.42%, 12/22/35 (b) (c)	2,421,900
2,000,000	Preferred Term Securities XX Ltd., NR
	5.80%, 3/22/38 (b) (c)	1,694,000
2,000,000	Preferred Term Securities XXI Ltd., NR
	5.95%, 3/22/38 (c)	1,813,700

		7,403,500

	Retail – 0.5%
5,000,000	Neiman-Marcus Group, Inc., B-
	10.375% 10/15/15	5,643,750

	Total Corporate Bonds – 1.2% (Cost $14,519,701)	13,047,250

	Asset-Backed Securities – 0.1%
2,000,000	Kodiak, Inc., Series 2006-1A, (Cayman Islands) NR CDO Equity Tranche, Variable Rate, 8/07/37 (Cost $2,000,000)	1,000,000

See notes to financial statements.

SemiAnnual Report | April 30, 2007 | 13

DCS | Dreman/Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

Number of Shares		Value
	Master Limited Partnership – 0.4%
	Real Estate – 0.4%
4,000,000	Kodiak Funding, LP (d)
	(Cost $3,610,000)	$4,431,571

	Total Long-Term Investments – 135.9% (Cost $1,300,810,687)	1,503,778,353

	Short-Term Investments – 2.7%
	Money Market Fund – 2.7%
30,003,297	JP Morgan Prime Money Market Fund (Cost $30,003,297)	30,003,297

	Total Investments – 138.6%	1,533,781,650
	(Cost $1,330,813,984)
	Liabilities in excess of Other Assets – (0.1%)	(701,948)
	Total Options Written – (0.1%)	(679,423)
	Preferred Shares, at Liquidation Value – (-38.4% of Net Assets Applicable to Common Shares or -27.8% of Total Investments)	(425,000,000)

	Net Assets Applicable to Common Shares – 100.0%	$1,107,400,279

Contracts (100 shares per contract)	Call Options Written(e)	Expiration Date	Exercise Price	Market Value
1,000	Dean Foods Co.	May 2007	$46.50	$510,322
1,350	Domino’s Pizza, Inc.	June 2007	19.25	169,101

	Total Call Options Written (Premiums received $327,941)			$679,423

LP – Limited Partnership

REIT – Real Estate Investment Trust

ADR – American Depository Receipt

(a)	All or a portion of these securities have been physically segregated in connection with a swap agreement and open futures contracts.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to 6.9% of net assets applicable to common shares.

(c)	Floating or variable rate security.

(d)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $4,431,571 which represents 0.4% of Net Assets Applicable to Common Shares.

(e)	Non-incoming producing security.

Ratings shown are per Standard & Poor’s; securities classified NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

14 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $1,330,813,984)	$1,533,781,650
Dividends and interest receivable	4,527,718
Unrealized appreciation on interest rate swap	1,775,966
Other assets	360,647

Total assets	1,540,445,981

Liabilities
Payable for securities purchased	3,104,545
Variation margin payable	2,437,597
Advisory fee payable	1,068,417
Options written at value (premiums received of $327,941)	679,423
Dividends payable – preferred shares	452,125
Due to custodian	118,893
Administrative fee payable	19,468
Accrued expenses and other liabilities	165,234

Total liabilities	8,045,702

Preferred Shares, at redemption value
Auction Market Preferred Shares authorized, $.01 par value per share; 17,000 issued and outstanding at $25,000 per share liquidation preference	425,000,000

Net Assets Applicable to Common Shareholders	$1,107,400,279

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 45,399,424 shares issued and outstanding	$453,994
Additional paid-in capital	859,670,266
Accumulated net unrealized appreciation on investments, futures, options and swap transactions	207,845,413
Accumulated net realized gain on investments, futures and swap transactions	45,002,350
Accumulated undistributed net investment income	(5,571,744)

Net Assets Applicable to Common Shareholders	$1,107,400,279

Net Asset Value Applicable to Common Shareholders (based on 45,399,424 common shares outstanding)	$24.39

See notes to financial statements.

SemiAnnual Report | April 30, 2007 | 15

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Operations  | For the six months ended April 30, 2007 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $421,501 and return of capital received of $290,000)	$34,855,783
Interest (net of foreign withholding taxes of $176,805)	6,865,834

Total income		$41,721,617

Expenses
Advisory fee	6,373,625
Auction agent fee-preferred shares	548,118
Administrative fee	119,614
Professional fees	111,583
Fund accounting	104,478
Trustees’ fees and expenses	96,390
Printing expenses	80,444
Transfer agent fee	77,313
Custodian fee	69,570
Insurance expense	33,896
NYSE listing	26,156
Miscellaneous	8,088
Rating agency fee	7,060

Total expenses		7,656,335

Net investment income		34,065,282

Realized and Unrealized Gain (Loss) on Investments, Futures and Swap Transactions
Net realized gain (loss) on:
Investments		42,335,769
Futures		(7,390,033)
Swaps		747,167
Net change in unrealized appreciation on:
Investments		(16,057,260)
Futures		9,795,514
Options		(351,482)
Swaps		(555,453)

Net gain on investments, futures, options, and swap transactions		28,524,222

Distributions to Preferred Shares from
Net investment income		(10,985,658)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$51,603,846

See notes to financial statements.

16 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

Statements of Changes in Net Assets

Applicable to Common Shares |

	For the Six Months Ended April 30, 2007 (unaudited)	For the Year Ended October 31, 2006
Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations
Net investment income	$34,065,282	$64,413,115
Net realized gain (loss) on investments, futures and swap transactions	35,692,903	37,598,413
Net change in unrealized appreciation (depreciation) on investments, futures, options, and swap transactions	(7,168,681)	126,444,509
Distributions to Preferred Shareholders from
Net investment income	(10,985,658)	(20,141,082)

Net increase in net assets applicable to common shareholders resulting from operations	51,603,846	208,314,955

Distributions to Common Shareholders
From and in excess of net investment income	(29,509,625)	(59,019,251)

Total increase in net assets applicable to common shareholders	22,094,221	149,295,704
Net Assets
Beginning of period	1,085,306,058	936,010,354

End of period (including accumulated undistributed net investment income of ($5,571,744) and $858,257, respectively.)	$1,107,400,279	$1,085,306,058

See notes to financial statements.

SemiAnnual Report | April 30, 2007 | 17

DCS | Dreman/Claymore Dividend & Income Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006	For the Year Ended October 31, 2005		For the Period January 27, 2004* through October 31, 2004
Net asset value, beginning of period	$23.91		$20.62	$18.89		$19.10	(b)

Income from investment operations
Net investment income(a)	0.75		1.42	1.20		0.86
Net realized and unrealized gain (loss) on investments, futures and swap transactions	0.62		3.61	2.11		(0.18)
Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	(0.24)		(0.44)	(0.28)		(0.09)

Total from investment operations	1.13		4.59	3.03		0.59

Distributions to Common Shareholders
From and in excess of net investment income	(0.65)		(1.30)	(1.30)		(0.65)
Return of capital	—		—	0.00	(f )	—

Total distributions to Common Shareholders	(0.65)		(1.30)	(1.30)		(0.65)

Common and preferred shares’ offering expenses charged to paid-in-capital	—		—	—		(0.15)

Net asset value, end of period	$24.39		$23.91	$20.62		$18.89

Market value, end of period	$22.15		$21.61	$18.20		$17.88

Total investment return(c)
Net asset value	4.84%		23.05%	16.24%		2.47%
Market value	5.64%		26.97%	8.97%		(7.33)%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$1,107,400		$1,085,306	$936,010		$857,388
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$425,000		$425,000	$425,000		$425,000
Preferred Shares asset coverage per share	$90,141		$88,842	$80,059		$75,435
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, including interest expense	1.42	%(d)(g)	1.47%	1.50%		1.53	%(d)
Interest expense	—	(d)	—	—		0.07	%(d)
Net investment income, prior to effect of dividends to preferred shares	6.32	%(d)	6.41%	5.82%		6.20	%(d)
Net investment income, after effect of dividends to preferred shares	4.28	%(d)	4.40%	4.45%		5.57	%(d)
Ratios to Average Managed Assets:(e)
Total expenses, including interest expense	1.02	%(d)(g)	1.03%	1.03%		1.05	%(d)
Interest expense	—		—	—		0.05	%(d)
Net investment income, prior to effect of dividends to preferred shares	4.54	%(d)	4.50%	4.00%		4.28	%(d)
Portfolio turnover	16%		25%	17%		6%

*	Commencement of operations.

(a)	Based on average shares outstanding during the period. (b) Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(f)	Amount is less than $.01.

(g)	Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be 0.02%.

See notes to financial statements.

18 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited)

Notes to Financial Statements | April 30, 2007 (unaudited)

Note 1 – Organization

Dreman/Claymore Dividend & Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange-traded options are valued at the mean between the bid and asked prices on the principal exchange on which it was traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund had outstanding interest rate swap agreements during the period ended April 30, 2007 in order to partially hedge its exposure to short-term interest rates paid to its auction market preferred shareholders. Details of the swap agreement outstanding as of April 30, 2007 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Merrill Lynch & Co., Inc.	09/21/2009	$150,000,000	4.34%	1 Month LIBOR	$1,775,966

For the swap noted, the Fund pays the fixed rate and receives the floating rate.

(d) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

During the period ended April 30, 2007, the Fund sold futures contracts on U.S. Treasury securities in an effort to hedge a portion of the fixed-income and preferred securities components of its portfolio against rising interest rates.

At April 30, 2007, the following futures contracts were outstanding:

Short Contracts	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2007	Unrealized Appreciation
US Treasury Bonds (CBT)	2,889	June-07	$326,299,013	$322,845,750	$3,453,263

SemiAnnual Report | April 30, 2007 | 19

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

(e) Options

The Fund may purchase or sell, (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(f) Foreign Securities

Effective September 20, 2006, the Fund may invest up to 20%, which increased from 15%, of its total assets in U.S. dollar-denominated securities of foreign issuers.

(g) Distributions

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the “Investment Manager”), provide personnel including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. For the period ended April 30, 2007, the Fund recognized expenses of approximately $119,600 for these services.

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

The Bank of New York (“BNY”) acts as the Fund’s custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of April 30, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Derivatives
$1,327,868,089	$224,351,356	($18,437,795)	$205,913,561	$1,424,484

For the year ended October 31, 2006, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2006
Capital gain – common shares	$12,146,361
Capital gain – preferred shares	4,179,214
Ordinary income – common shares	46,749,574
Ordinary income – preferred shares	16,085,184
Return of capital – common shares	0

$79,160,333

20 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

Note 5 – Investments Transactions and Options written

For the six months ended April 30, 2007, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $247,403,226 and $235,174,378, respectively.

Transactions in option contracts during the six months ended April 30, 2007 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	—
Options written during the period	2,350	$327,941

Options outstanding, end of period	2,350	$327,941

Note 6 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 45,399,424 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the period ended April 30, 2007.

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures.

For the period ended April 30, 2007, the annualized dividend rates ranged from:

	High	Low	At April 30, 2007
Series M7	5.31%	4.90%	5.20%
Series T28	5.30%	5.09%	5.09%
Series W7	5.31%	4.80%	5.15%
Series TH28	5.25%	5.20%	5.20%
Series F7	5.31%	4.90%	5.20%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Event

On May 1, 2007, the Board of Trustees declared a quarterly dividend of $0.325 per common share. This dividend was payable on May 31, 2007 to shareholders of record on May 15, 2007.

Note 9 – Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

SemiAnnual Report | April 30, 2007 | 21

DCS | Dreman/Claymore Dividend & Income Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Richard L. Crandall Year of Birth: 1944 Trustee	Since 2004	Managing Partner of Aspen Partners, LLC since 2003, Founding Co-Partner of Arbor Venture Partners, LLC since 2000, and Chairman of Enterprise Software Roundtable since 1994. Formerly, Director and Special Advisor of GIGA Information Group (1995-2003) and Chairman of GIGA Information Group (2002-2003), Founder and ex-Chairman and CEO of Comshare, Inc. (1966-1994).	1	Director, Novell, Inc., Diebold, Inc., Pelstar, LLC, iTRACS Corp.

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2004	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector. Previously, Managing Director at TD Securities. Managing Director Lancaster Financial Ltd.; Wood Gundy; Burns Fry Ltd.; President, Chase Manhattan Bank (Canada) Ltd.	1	Director, StrataGold Corp.; Gateway Gold Corp. and GFM Resources Ltd.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	36	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	34	None.

Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	36	None.

David N. Dreman†† 520 East Cooper Avenue Suite 230-4 Aspen, CO 81611-9725 Year of birth: 1936 Trustee	Since 2004	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, an investment advisory firm with approximately $21.7 billion under management, in various mutual funds including several branded under the Scudder-Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 25 years and co-editor of the academic journal, The Journal of Behavioral Finance.	1	Trustee, The Institute of Behavioral Finance, Jazz Aspen, and University of Manitoba

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532.

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Crandall and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of the shareholders.

-Messrs. Dreman and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of the shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Adviser.

††	Mr. Dreman is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund’s Investment Manager.

22 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer (2005-2006) Claymore Group Inc. Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President, -Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director- Compliance of Harrisdirect LLC (1999-2003)

James Howley Year of birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004 to present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc

Matt Patterson Year of birth: 1971 Secretary	Since 2006	Vice President, of Claymore Advisors, LLC (2006-present). Previously, Securities Counsel, Caterpillar, Inc., (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom, LLP (2002-2004).

Melissa Nguyen Year of birth: 1978 Assistant Secretary Secretary and Chief Compliance Officer	Since 2005	Vice President of Claymore Securities, Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

E. Clifton Hoover Year of Birth: 1957 Vice President	Since 2006	Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC (2006 to present). Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006)

Boris Onefater Year of Birth: 1967 Vice President	Since 2006	Chief Executive Officer, Chief Operating Officer and Chief Financial Officer Dreman Value Management, LLC (2006 to present). Previously, Partner and National Director of Deloitte & Touche LLP.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

SemiAnnual Report | April 30, 2007 | 23

DCS | Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

24 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

Investment Management Agreement Contract Re-approval |

On December 7-8, 2006, the Board of Trustees, including the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940), of the Dreman/Claymore Dividend and Income Fund (the “Fund”) met to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the subadvisory agreement (“Subadvisory Agreement”) among the Adviser, the Fund and Dreman Value Management, L.L.C. (“Sub-Adviser”). (The Investment Advisory Agreement and the Subadvisory Agreement are together referred to as the “Advisory Agreements.”) As part of its review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board of Trustees also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Board of Trustees in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Board of Trustees concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board of Trustee’s analysis, but rather the Board of Trustees considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board of Trustees noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board of Trustees considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board of Trustees reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board of Trustees also considered the Adviser’s collaboration with the Sub-Adviser on the Fund’s use of leverage and determination of qualified dividend income. The Board of Trustees considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, as well as its responsibilities concerning its oversight of the Subadviser, and concluded that the Adviser and its personnel were qualified and had functioned well in such capacity.

The Board of Trustees considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the twelve months ended September 30, 2006 and since inception (January 29, 2004 through September 30, 2006) and compared it to the total return performance of a peer group of closed-end funds, commencing operations around the same period of time as the Fund, that invest a majority of assets in dividend paying equity securities and may have the goal of paying qualified dividend income (“peer group of funds”) for the same time periods. The Board of Trustees noted that the Fund’s investment results were consistent with the Fund’s investment objective. The Board of Trustees also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board of Trustees concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board of Trustees compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board of Trustees also reviewed the mean and median advisory fees and expense ratios of the peer group of funds and noted that although the Fund’s advisory fee was higher than the mean, it was within an acceptable range of the mean and concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurs in providing the services to the Fund and concluded that the profitability was not unreasonable.

The Board of Trustees considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Because of the nature of closed-end funds, the Independent Trustees do not expect the Fund to grow significantly in the next twelve months. The Independent Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services to justify a breakpoint at this time.

SemiAnnual Report | April 30, 2007 | 25

DCS | Dreman/Claymore Dividend & Income Fund | Investment Management Agreement Contract Re-approval continued

The Board of Trustees considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue but concluded that the advisory fee was reasonable taking into account the benefits from the administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board of Trustees also considered the Adviser’s statement that it benefited from its association with the Sub-Adviser because of the Fund, which had opened up other business opportunities to the Adviser with the Sub-Adviser.

Subadvisory Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board of Trustees considered the qualifications, experience, good reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board of Trustees reviewed changes in personnel and the resulting substantial strengthening of professional staff. The Board of Trustees also considered the Sub-Adviser’s use of financial leverage within the Fund to increase performance and use of hedging to reduce interest rate risk to implement the Fund’s investment strategy. The Board of Trustees considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level of income with a secondary objective of capital appreciation through the Fund’s distribution of a dividend of 6.5% of income and outperformance of the Standard & Poor’s 500 Index since inception and for the twelve months ended September 30, 2006 based on net asset value. The Board of Trustees concluded that the Sub-Adviser was qualified to provide the services under the Subadvisory Agreement.

In considering investment performance, the Board of Trustees considered that the Fund’s investment performance on a net asset value basis had outperformed the Standard & Poor’s 500 Index and the Russell 1000 Value Index over relevant time periods along with the Sub-Adviser’s success in meeting the Fund’s objective. It concluded that the Sub-Adviser’s investment performance was satisfactory. With respect to the market price performance, the Board of Trustees noted that although over the relevant time periods the market price on a total return basis had been positive, the Fund’s shares were trading at a discount. Nevertheless, the Board of Trustees concluded that investment performance may be assisting market performance.

The Board of Trustees reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to non-fund clients and other investment company clients for which the Sub-Adviser serves as subadviser that have a large cap value strategy similar to the Fund’s. The Board of Trustees considered that the Fund’s subadvisory fee was within the range of the other subadvisory fees charged by the Sub-Adviser to other clients in the large cap value strategy. The Board of Trustees also considered the Sub-Adviser’s representation that the Fund requires significantly more work to manage than other clients’ accounts because of the Fund’s unique investment strategies, including its distribution and qualified dividend income policy, and concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Sub-Adviser received under the Subadvisory Agreement, and considered the Sub-Adviser’s statement that it does not allocate its costs among client accounts and that the Fund requires significantly more work than its other clients. In concluding that the profitability was not unreasonable, the Board of Trustees considered this information provided by the Sub-Adviser as well as the factors that the subadvisory fee had been negotiated at arm’slength and that the subadvisory fee rate was competitive.

The Independent Trustees reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board of Trustees considered the Sub-Adviser’s statement that the Fund requires significantly more work than other client accounts because of the Fund’s investment objective and unique strategies and that it expected, given the current interest rate environment, that more work will be involved in the coming year. The Board of Trustees also noted that the size of the closed-end Fund was relatively fixed and unlikely to grow significantly in the next twelve months. Given these factors, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services to justify a breakpoint at this time.

The Board of Trustees considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s use of soft dollars and the Sub-Adviser’s other business relationships with the Adviser. The Board of Trustees concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

26 | SemiAnnual Report | April 30, 2007

DCS | Dreman/Claymore Dividend & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Richard L. Crandall Nicholas Dalmaso* David N. Dreman* Roman Friedrich III, Chairman Ronald A. Nyberg Ronald E. Toupin, Jr.

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Accounting Officer, Chief

Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

James Howley

Assistant Treasury

Matthew J Patterson

Secretary

Melissa Nguyen

Assistant Secretary

E. Clifton Hoover

Vice President

Boris Onefater

Vice President

Dreman Value Management, LLC

Aspen, Colorado

Investment Adviser and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and Transfer Agent

The Bank of New York

NewYork, NewYork

Preferred Stock–Dividend Paying Agent

The Bank of New York

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11W, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund’s website at www.dremanclaymore.com.

In October 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report | April 30, 2007 | 27

DCS | Dreman/Claymore Dividend & Income Fund

About the Fund Manager |

Dreman Value Management, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of March 30, 2007, the firm had approximately $21.7 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends and avoiding concept stocks without justifiable valuations.

Investment Philosophy

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

•	We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

•	Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

•

We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

Investment Process

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market.

•	Screen for stocks with below market P/E ratios.

•	Further refine candidates by applying additional value screens.

•	Fundamental analysis is applied to remaining candidates.

•	Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval.

Dreman Value Management, L.L.C.
520 East Cooper Avenue, Suite 230-4 Aspen, Co 81611-9725

Item 2.	Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not Applicable

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a -2(b) under the investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: July 9, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date: July 9, 2007